UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2016

EMC INSURANCE GROUP INC.
(Exact name of registrant as specified in its charter)

Iowa	0-10956	42-6234555
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

717 Mulberry Street, Des Moines, Iowa	50309
(Address of principal executive offices)	(Zip Code)

(515) 345‑2902
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 7, 2016, the Company announced that Ron Hallenbeck, President of the Company’s reinsurance subsidiary, EMC Reinsurance Company, will be retiring on August 19, 2016. Mr. Hallenbeck has been President of EMC Reinsurance Company since 1994.
Vicki Freese, Assistant Reinsurance Manager, will assume the position of President of EMC Reinsurance Company upon Mr. Hallenbeck’s retirement. Ms. Freese has worked in the assumed reinsurance department since 1987, and has many years of experience in both the accounting and underwriting areas of the department.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on July 8, 2016.

EMC INSURANCE GROUP INC.
Registrant

/s/ Mark E. Reese
Mark E. Reese
Senior Vice President and
Chief Financial Officer